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                                                                   EXHIBIT 10.29

                              QUALCOMM INCORPORATED
                          1998 NON-EMPLOYEE DIRECTORS'
                                STOCK OPTION PLAN

                       ADOPTED EFFECTIVE FEBRUARY 10, 1998
                     STOCKHOLDER APPROVAL FEBRUARY 10, 1998
                            AMENDED JANUARY 17, 2000


1.      PURPOSE.

        (a) The purpose of the Plan is to provide a means by which Non-Employee Directors may be given an opportunity to benefit from increases in value of the common stock of the Company ("Common Stock") through the granting of Nonstatutory Stock Options. This Plan shall serve as an amendment and restatement of the Company's Non-Employee Director Stock Option Plan, which was adopted by the Company in 1993 (the "Prior Plan"), and shall be effective February 10, 1998 (the "Effective Date").

        (b) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity and to provide incentives for such persons to exert maximum efforts for the success of the Company.

        (c) The Company intends that the Options issued under the Plan shall be Nonstatutory Stock Options granted pursuant to Section 6 hereof.

2.      DEFINITIONS.

        (a) "AFFILIATE" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

        (b) "ANNUAL OPTION" means a stock option granted pursuant to subsection 5(c) of the Plan.

        (c) "BOARD" means the Board of Directors of the Company.

        (d) "CODE" means the Internal Revenue Code of 1986, as amended.

        (e) "COMMITTEE" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

        (f) "COMPANY" means QUALCOMM Incorporated, a Delaware corporation.

        (g) "CONSULTANT" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided



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that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

        (h) "CONTINUOUS SERVICE" means that the Optionee's service to the Company or an Affiliate of the Company, whether in the capacity of a Director or subsequently as an Employee or a Consultant, is not interrupted or terminated. The Optionee's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionee renders such service to the Company or an Affiliate of the Company or a change in the entity for which the Optionee renders such service, provided that there is no interruption or termination of the Optionee's service. The Board or its designee, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or its designee, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

        (i) "DIRECTOR" means a member of the Board.

        (j) "DISABILITY" means the permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code.

        (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

        (m) "FAIR MARKET VALUE" means, as of any date, the value of the Common Stock of the Company determined as follows:

            (i) If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq National Market, the Fair Market Value of a share of Common Stock shall be the average of the highest and lowest price at which the Common Stock was sold on such exchange or national market on the trading day prior to the day of determination (or, in the case in which the Common Stock is traded on more than one market, the exchange or system on which the Common Stock has the highest average trading volume), as reported in the Wall Street Journal or such other source as the Board deems reliable; or

            (ii) in the absence of any such market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

        (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (o) "INITIAL OPTION" means a stock option granted pursuant to subsection 5(b) of the Plan.


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        (p) "NON-EMPLOYEE DIRECTOR" means a Director who is not a current
Employee or Officer of the Company or its parent or a subsidiary and does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director.

        (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

        (r) "OFFICER" means any person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (s) "OPTION" means a stock option granted pursuant to the Plan.

        (t) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (u) "OPTIONEE" means a person to whom an Option is granted pursuant to the Plan.

        (v) "PLAN" means this QUALCOMM Incorporated 1998 Non-Employee Directors' Stock Option Plan.

        (w) "RULE 16B-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

        (x) "SECURITIES ACT" means the Securities Act of 1933, as amended.

3.      ADMINISTRATION.

        (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

            (i) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

            (ii) To amend the Plan or an Option as provided in Section 11.

            (iii) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.


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        (c) The Board may delegate administration of the Plan to a Committee or
Committees of not fewer than two members of the Board. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board, and to the requirements of Section 144 of the Delaware General Corporation Law. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.      SHARES SUBJECT TO THE PLAN.

        (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate Four Million (4,000,000) shares of Common Stock. This share reserve shall be comprised of: (i) the Two Hundred Forty Thousand (240,000) shares of Common Stock available for grant under the Prior Plan plus
(ii) an additional Three Million Seven Hundred Sixty Thousand (3,760,000) shares. If any Option (including an Option granted under the Prior Plan) shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan. Similarly, if the Company shall for any reason exercise its right of repurchase with respect to any unvested shares of Common Stock purchased pursuant to an early exercise provision, as provided for in subsection 6(j), the unvested shares so repurchased shall revert to and again become available for issuance under the Plan. The foregoing numbers are after giving effect to the 2:1 split in the Company's common stock effective May 10, 1999, and the 4:1 split in the Company's common stock effective December 30, 1999.

        (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.      ELIGIBILITY AND NON-DISCRETIONARY GRANTS.

        (a) Options shall be granted only to Non-Employee Directors of the Company.

        (b) Each person who is, on the Effective Date or any subsequent date thereto, elected or appointed for the first time to be a Non-Employee Director shall automatically, upon such date of initial election or appointment, be granted an Initial Option to purchase Twenty Thousand (20,000) shares of Common Stock of the Company on the terms and conditions set forth herein.

        (c) Each year, commencing with the annual meeting of stockholders of the Company (the "Annual Meeting") occurring in 1998, each person who is then serving as a Non-Employee Director, other than a Non-Employee Director who is granted an Initial Option at such Annual Meeting, shall automatically be granted an Annual Option to purchase Ten Thousand (10,000) shares of Common Stock of the Company on the terms and conditions set forth herein. Notwithstanding the foregoing, after January 17, 2000, an Annual Option shall not be granted to a Non-Employee Director unless and until two hundred seventy (270) days shall have passed since the date of the last grant of an Option to such Non-Employee Director.


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6.      OPTION PROVISIONS.

        Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) each of the following provisions:

        (a) TERM. No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted.

        (b) PRICE. The exercise price of each Option shall equal one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c) CONSIDERATION. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, by (A) delivery to the Company of other Common Stock of the Company or (B) other arrangement (which may include, without limiting the generality of the foregoing, the use of other Common Stock of the Company) with the Optionee in any other form of legal consideration that may be acceptable to the Board.

        (d) TRANSFERABILITY. An Option shall be transferable only to the extent specifically provided in the Option Agreement; provided, however, that if the Option Agreement does not specifically provide for the transferability of the Option, the Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or by such person's guardian or legal representative. Notwithstanding the foregoing, the person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

        (e) VESTING.

            (i) The total number of shares of stock subject to an Option shall be allotted in periodic installments. The Option Agreement shall provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised.

            (ii) Initial Options shall vest over a period of five (5) years as follows: (A) if the Initial Option is granted pursuant to the election of the Optionee to the Board at an Annual Meeting prior to January 18, 2000, then such Initial Option will vest twenty percent (20%) of the total number of such shares subject to such Option ("Option Shares") on January 15 of each of


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the first, second, third, fourth and fifth years following the date of the grant of such Initial Option; (B) if the Initial Option is granted pursuant to the election or appointment of the Optionee to the Board prior to January 18, 2000 and at some time other than at an Annual Meeting, then such Initial Option will vest twenty percent (20%) of the Option Shares on the anniversary of the date of the grant of such Initial Option in each of first, second, third, fourth and fifth years following such grant; or (C) any Initial Option granted after January 17, 2000 shall vest twenty percent (20%) of the Option Shares on the first anniversary of the date of its grant and the remaining eighty percent
(80%) of the Option Shares shall vest as to 1/48th of those shares in forty-eight (48) consecutive monthly installments with the first such monthly vesting installment to occur thirteen (13) months from the date of grant; provided, however, that if the Optionee's Continuous Service is terminated due to (1) death, (2) a Voluntary Termination with Good Reason (as defined in subsection 10(c)), or (3) an Involuntary Termination without Cause (as defined in subsection 10(d)), then the vesting of such Initial Option and the time during which such Initial Option may be exercised shall be accelerated upon the occurrence of such event.

            (iii) An Annual Option granted prior to January 18, 2000, shall vest over five (5) years, with twenty percent (20%) of the Option Shares vesting on January 15 of each of the first, second, third, fourth and fifth years following the date of the grant of such Annual Option, otherwise an Annual Option shall vest 1/60th of the total shares in sixty (60) consecutive monthly installments with the first such installment to commence one month after the date of grant; provided, however, that if the Optionee's Continuous Service is terminated due to (1) death, (2) a Voluntary Termination with Good Reason, or (3) an Involuntary Termination without Cause, then the vesting of such Annual Option and the time during which such Annual Option may be exercised shall be accelerated upon the occurrence of such event.

        (f) TERMINATION OF SERVICE. In the event an Optionee's Continuous Service terminates (other than upon the Optionee's retirement at age seventy
(70) or older after nine (9) or more years of service on the Board, or the Optionee's death or Disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date thirty (30) days after the termination of the Optionee's Continuous Service or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        If the exercise of the Option following the termination of the Optionee's Continuous Service (other than upon the Optionee's retirement at age seventy (70) or older after nine (9) or more years of service on the Board, or the Optionee's death or Disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option or (ii) the expiration of a period of thirty (30) days after the termination of the Optionee's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements (if such provisions would result in an extension of the time during which


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the Option may be exercised beyond the period described in the first paragraph of this subsection 6(f)).

        If the exercise of the Option following the termination of the Optionee's Continuous Service (other than upon the Optionee's retirement at age seventy (70) or older after nine (9) or more years of service on the Board, or the Optionee's death or Disability) would be prohibited at any time solely because such exercise would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earliest of (i) the expiration of the term of the Option, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability, or (iii) six (6) months and ten (10) days after the termination of the Optionee's Continuous Service.

        (g) RETIREMENT OF OPTIONEE. Notwithstanding anything in subsection 6(f) to the contrary, in the event of the retirement of an Optionee at age seventy
(70) or older after nine (9) years of service on the Board, the Option will terminate only upon the expiration of the Option term.

        (h) DISABILITY OF OPTIONEE. Notwithstanding anything in subsection 6(f) to the contrary, in the event an Optionee's Continuous Service terminates due to the Disability of the Optionee, the Option will terminate only upon the expiration of the Option term.

        (i) DEATH OF OPTIONEE. In the event that: (i) an Optionee's Continuous Service terminates due to the death of the Optionee, or (ii) an Optionee's Continuous Service terminates due to the Disability of the Optionee and such termination is subsequently followed by the death of the Optionee prior to the expiration of the term of the Option, then the vesting of all unvested shares owned by the Optionee will be accelerated effective as of the date of death of the Optionee and the Option may be exercised by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance, or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending twelve (12) months after the death of the Optionee. If, after the death of the Optionee, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (j) EARLY EXERCISE. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the Common Stock, or to any other restriction the Board determines to be appropriate; provided, however, that (i) the right to repurchase at the original purchase price shall lapse at a rate of twenty percent (20%) per year over five (5) years from the date the Option was granted, and (ii) such right shall be exercisable only within (A) the ninety (90) day period following the termination of the Optionee's Continuous Service or (B) such longer period as may be agreed to by the Company and the Optionee.

7.      COVENANTS OF THE COMPANY.



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        (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

        (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares under Options. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.      USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.      MISCELLANEOUS.

        (a) Neither a Non-Employee Director nor any person to whom an Option is transferred in accordance with the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

        (b) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any holder of Options any right to continue serving as a Director, Employee or Consultant, or shall affect the right of the Company or any Affiliate to terminate the Optionee's service as a Director, Employee or Consultant, pursuant to the Company's Bylaws and the provisions of the corporate law of the state in which the Company is incorporated.

        (c) The Company may require any person to whom an Option is granted, or any person to whom an Option is transferred in accordance with the Plan, as a condition of exercising or acquiring stock under any Option: (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such



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counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (d) To the extent provided by the terms of an Option Agreement, the person to whom an Option is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to such person by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Option; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock of the Company.

10.     ADJUSTMENTS UPON CHANGES IN STOCK.

        (a) If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a), and the outstanding Options will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

        (b) In the event of: (1) a dissolution or liquidation of the Company,
(2) the sale of all or substantially all of the Company's assets, (3) a merger, consolidation or reorganization of the Company with or into another corporation or other legal person, other than a merger, consolidation or reorganization in which more than fifty percent (50%) of the combined voting power of the then-outstanding securities of the surviving entity (or if more than one entity survives the transaction, the controlling entity) immediately after such a transaction are held in the aggregate by holders of voting securities of the Company immediately prior to such transaction, (4) the acquisition by any person (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company, or (5) during any period of two (2) consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority thereof unless the election or the nomination for election by the Company's stockholders of a Director of the Company first elected during such period was approved by the vote of at least two-thirds of the Incumbent Directors, whereupon such Director shall also be classified as an Incumbent Director (collectively, a "Change in Control"), then: (i) any surviving or acquiring corporation shall assume Options outstanding under the Plan or shall substitute similar options (including an option to acquire the


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same consideration paid to stockholders in the transaction described in this subsection 10(b)) for those outstanding under the Plan and in the event any surviving or acquiring corporation does assume such Options or substitute similar options for those outstanding under the Plan, then upon the Optionee's Voluntary Termination with Good Reason (as described in subsection 10(c)) or the Optionee's Involuntary Termination without Cause (as described in subsection 10(d)) the vesting of such Options and the time during which such Options may be exercised shall be accelerated upon the occurrence of such event or (ii) in the event any surviving or acquiring corporation refuses to assume such Options or to substitute similar options for those outstanding under the Plan, then (A) with respect to Options held by persons then performing services as Directors, Employees or Consultants, the vesting of such Options and the time during which such Options may be exercised shall be accelerated prior to such event and the Options terminated if not exercised after such acceleration and at or prior to such event, and (B) with respect to any other Options outstanding under the Plan, such Options shall be terminated if not exercised prior to such event.

        (c) The term "Voluntary Termination with Good Reason" means the Optionee's resignation, with Good Reason (as defined below), as a Director, within one (1) month prior to the Change in Control or within thirteen (13) months following a Change in Control. "Good Reason" means any of the following to the extent applicable to the Optionee's position as a Director, Employee or Consultant at that time:

            (i) reduction of the Optionee's rate of compensation (including Director fees) as in effect immediately prior to the Change in Control;

            (ii) failure to provide a package of benefits which, taken as a whole, provide substantially similar benefits to those in which the Optionee was entitled to participate immediately prior to the Change in Control;

            (iii) a change in the Optionee's responsibilities, authority, title or office resulting in diminution of position, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith which is remedied by the Company promptly after notice thereof is given by the Optionee;

            (iv) a request that the Optionee render services at a site more than thirty-five (35) miles from the prior site at which Optionee rendered services, unless the Optionee accepts such relocation request;

            (v) failure or refusal of a successor to the Company to assume any Option granted under this Plan; or

            (vi) any material breach by the Company or any successor to the Company of any of the material provisions of the Optionee's Option.

        (d) The term "Involuntary Termination without Cause" means the involuntary termination without Cause (as defined below) of the Optionee's Continuous Service by the



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Company within one (1) month prior to a Change in Control or within thirteen
(13) months following a Change in Control. "Cause" means any of the following:

            (i) the Optionee's theft, dishonesty, or falsification of documents or records;

            (ii) the Optionee's improper use or disclosure of the Company's confidential or proprietary information;

            (iii) any action by the Optionee which has a material detrimental effect on the Company's reputation or business;

            (iv) the Optionee's failure or inability to perform any reasonable assigned duties after written notice from the Board of, and a reasonable opportunity to cure, such failure or inability;

            (v) any material breach by the Optionee of any service agreement between the Optionee and the Company which breach is not cured pursuant to the terms of such agreement; or

            (vi) the Optionee's conviction (including any plea of guilty or nolo contendere) of any criminal act which materially impairs the Optionee's ability to perform his or her duties with the Company.

11.     AMENDMENT OF THE PLAN AND OPTIONS.

        (a) The Board at any time, and from time to time, may amend the Plan and/or some or all outstanding Options granted under the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Rule 16b-3, any requirements of Section 144 of the Delaware General Corporation Law, or any Nasdaq National Market or securities exchange listing requirements.

        (b) An Optionee's rights and obligations under any Option granted before any amendment of the Plan shall not be impaired by such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and
(ii) such person consents in writing.

12.     TERMINATION OR SUSPENSION OF THE PLAN.

        (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on February 9, 2013, which is fifteen (15) years from the date the Plan was approved by the stockholders of the Company. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b) An Optionee's rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.


                                      11.

13.     EFFECTIVE DATE OF PLAN.

        The Plan shall become effective on the Effective Date, which is the date of the Plan's approval by the stockholders of the Company. In the event the Plan is not approved by the stockholders, then the Prior Plan shall continue in full force and effect without regard to the adoption of this Plan.



                                      12.

                              QUALCOMM INCORPORATED
                 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            NONSTATUTORY STOCK OPTION

                           (ANNUAL OPTION #<<NUMBER>>)

<<First_Name>> <<Last_Name>>, Optionee:

        On <<Option_Date>>, an option to purchase shares of common stock ("Common Stock") was automatically granted to you (the "Optionee") pursuant to the QUALCOMM Incorporated (the "Company") 1998 Non-Employee Directors' Stock Option Plan (the "Plan"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Capitalized terms not explicitly defined in this agreement shall have the meaning assigned to such terms in the Plan.

        The details of your option are as follows:

        1. The total number of shares of Common Stock subject to this option is ten thousand (10,000).

        2. The exercise price of this option is <<Option_Price>> per share, such amount being equal to the Fair Market Value of the Common Stock on the date of grant of this option.

        3. Subject to the limitations contained herein, this option shall become exercisable (i.e., vest) in sixty (60) equal, consecutive monthly installments with the first installment becoming exercisable one month after the date of the grant. Notwithstanding the foregoing, this option shall not become fully exercisable with respect to shares represented by the installment vesting on a given vesting date unless you have remained in Continuous Service throughout the period from the date of grant to such vesting date.

        4. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

            (b) This option may only be exercised for whole shares.

            (c) You may elect to pay the exercise price under one of the following alternatives:

                (i) In cash (or check) at the time of exercise;

                (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Common Stock or pursuant to the terms of irrevocable instructions issued by you prior to the issuance of shares of the Common Stock; or

                                       1.

                (iii) Payment by a combination of the methods of payment specified in subparagraphs (i) and (ii) above.

            (d) By exercising this option you agree that the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of the exercise of this option.

        5. The term of this option is ten (10) years measured from the date of grant, subject, however, to earlier termination upon your termination of service, as set forth in Sections 6(f), (g), (h) and (i) of the Plan.

        6. This option is not transferable in any manner (including without limitation, sale, alienation, anticipation, pledge, encumbrance, or assignment) other than, (i) by will or by the laws of descent and distribution, (ii) by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon your death, (iii) pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder, or (iv) by delivering written notice to the Company, in a form acceptable to the Company (including such representations, warranties and indemnifications as the Company shall require you to make to protect the Company's interests and ensure that this option has been transferred under the circumstances approved by the Company), by gift to your spouse, former spouse, children, stepchildren, grandchildren, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, persons having one of the foregoing types of relationship to you due to adoption, any person sharing your household (other than a tenant or employee), a foundation in which these persons or you control the management of assets, and any other entity in which these persons (or you) own more than fifty percent of the voting interests. A transfer to an entity in which more than fifty percent of the voting interests are owned by these persons (or you) in exchange for an interest in that entity is specifically included as a permissible type of transfer. In addition, a transfer to a trust created solely for the benefit (i.e., you and/or any or all of the foregoing persons hold more than 50 percent of the beneficial interest in the trust) of you and/or any or all of the foregoing persons is also a permissible transferee. During your life this option is exercisable only by you or a transferee satisfying the above conditions. Except in the event of your death, upon transfer of your options to any or all of the foregoing persons, you, as the Optionee, are liable for any and all taxes due upon exercise of those transferred options. At no time will a transferee who is considered an affiliate under Rule 144(a)(1) be able to sell any or all such shares without complying with Rule 144. The right of a transferee to exercise the transferred portion of this option shall terminate in accordance with your right of exercise under this option and is further subject to such representations, warranties and indemnifications from the transferee that the Company requires the transferee to make to protect the Company's interests and ensure that this option has been transferred under the circumstances approved by the Company. Once a portion of this option is transferred, no further transfer may be made of that portion of this option, unless the Company consents in writing to the transfer.

        7. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed

                                       2.

to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

        8. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

                                               Very truly yours,
                                               QUALCOMM Incorporated



                                               By:
                                                   ----------------------------
                                                      Richard Sulpizio
                                                      Duly authorized on behalf
                                                      of the Board of Directors

ATTACHMENTS:   1998 Non-Employee Directors' Stock Option Plan


                                       3.

                             QUALCOMM INCORPORATED
                 1998 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                            NONSTATUTORY STOCK OPTION

                          (INITIAL OPTION #<<NUMBER>>)

<<First_Name>> <<Last_Name>>, Optionee:

        On <<Option_Date>>, an option to purchase shares of common stock ("Common Stock") was automatically granted to you (the "Optionee") pursuant to the QUALCOMM Incorporated (the "Company") 1998 Non-Employee Directors' Stock Option Plan (the "Plan"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Capitalized terms not explicitly defined in this agreement shall have the meaning assigned to such terms in the Plan.

        The details of your option are as follows:

        1. The total number of shares of Common Stock subject to this option is twenty thousand (20,000).

        2. The exercise price of this option is <<Option_Price>> per share, such amount being equal to the Fair Market Value of the Common Stock on the date of grant of this option.

        3. Subject to the limitations contained herein, if:

                (i) this option is being granted pursuant to your initial election to the Board of Directors of the Company at an annual meeting of the Company's stockholders, then this option shall become exercisable (i.e., vest) as to twenty percent (20%) of the shares of Common Stock subject to this option on the first anniversary of the date of grant and the remaining shares of Common Stock subject to this option shall become exercisable in forty-eight (48) equal, consecutive monthly installments thereafter with the first such installment becoming exercisable thirteen (13) months after the date of the grant; or

                (ii) this option is being granted pursuant to your initial election to the Board of Directors of the Company at some time other than at an annual meeting of the Company's stockholders, then this option shall become exercisable (i.e., vest) as to twenty percent (20%) of the shares of Common Stock subject to this option on the first anniversary of the date of grant and the remaining shares of Common Stock subject to this option shall become exercisable in forty-eight (48) equal, consecutive monthly installments thereafter with the first such installment becoming exercisable thirteen (13) months after the date of the grant.

Notwithstanding the foregoing, this option shall not become fully exercisable with respect to shares represented by the installment vesting on a given vesting date unless you have remained in Continuous Service throughout the period from the date of grant to such vesting date.

        4. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during

                                       1.

regular business hours, together with such additional documents as the Company may then require.

            (b) This option may only be exercised for whole shares.

            (c) You may elect to pay the exercise price under one of the following alternatives:

                (i) In cash (or check) at the time of exercise;

                (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company either prior to the issuance of shares of the Common Stock or pursuant to the terms of irrevocable instructions issued by you prior to the issuance of shares of the Common Stock; or

                (iii) Payment by a combination of the methods of payment specified in subparagraphs (i) and (ii) above.

            (d) By exercising this option you agree that the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of the exercise of this option.

        5. The term of this option is ten (10) years measured from the date of grant, subject, however, to earlier termination upon your termination of service, as set forth in Sections 6(f), (g), (h) and (i) of the Plan.

        6. This option is not transferable in any manner (including without limitation, sale, alienation, anticipation, pledge, encumbrance, or assignment) other than, (i) by will or by the laws of descent and distribution, (ii) by written designation of a beneficiary, in a form acceptable to the Company, with such designation taking effect upon your death, (iii) pursuant to a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, or the rules thereunder, or (iv) by delivering written notice to the Company, in a form acceptable to the Company (including such representations, warranties and indemnifications as the Company shall require you to make to protect the Company's interests and ensure that this option has been transferred under the circumstances approved by the Company), by gift to your spouse, former spouse, children, stepchildren, grandchildren, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, persons having one of the foregoing types of relationship to you due to adoption, any person sharing your household (other than a tenant or employee), a foundation in which these persons or you control the management of assets, and any other entity in which these persons (or you) own more than fifty percent of the voting interests. A transfer to an entity in which more than fifty percent of the voting interests are owned by these persons (or you) in exchange for an interest in that entity is specifically included as a permissible type of transfer. In addition, a transfer to a trust created solely for the benefit (i.e., you and/or any or all of the foregoing persons hold more than 50 percent of the beneficial interest in the trust) of you and/or any or all of the foregoing persons is also a permissible transferee. During your life this option is exercisable only by you or a transferee satisfying the


                                       2.

above conditions. Except in the event of your death, upon transfer of your options to any or all of the foregoing persons, you, as the Optionee, are liable for any and all taxes due upon exercise of those transferred options. At no time will a transferee who is considered an affiliate under Rule 144(a)(1) be able to sell any or all such shares without complying with Rule 144. The right of a transferee to exercise the transferred portion of this option shall terminate in accordance with your right of exercise under this option and is further subject to such representations, warranties and indemnifications from the transferee that the Company requires the transferee to make to protect the Company's interests and ensure that this option has been transferred under the circumstances approved by the Company. Once a portion of this option is transferred, no further transfer may be made of that portion of this option, unless the Company consents in writing to the transfer.

        7. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

        8. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

                                              Very truly yours,

                                              QUALCOMM Incorporated



                                              By:
                                                  -----------------------------
                                                     Richard Sulpizio
                                                     Duly authorized on behalf
                                                     of the Board of Directors

ATTACHMENTS:   1998 Non-Employee Directors' Stock Option Plan


                                       3.